Income Taxes (Schedule of Unrecognized Tax Benefits Roll Forward) (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Reconciliation of the beginning and ending amount of unrecognized tax
Beginning balance at January 1,	$ 266	$ 266
Additions based on tax positions related to the current year	0	0
Reductions based on tax positions related to the prior year	(266)	0
Reductions for tax positions due to expiration of statute of limitations	0	0
Ending balance at December 31,	$ 0	$ 266